                                   EXHIBIT 99

                                OPERATING REPORT

The following is the text of the Operating Report filed with the Bankruptcy Court by Service Merchandise Company, Inc. for the period ending May 2, 1999.

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.: 399-02649 THROUGH 399-02680
      SERVICE MERCHANDISE COMPANY, INC.              ---------------------------
      ---------------------------------    Judge:    PAINE
                                                     ---------------------------
                                           Chapter 11

Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING May 2, 1999
                                                        -----------

         COMES NOW, SERVICE MERCHANDISE COMPANY, INC. Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing March 16, 1999 and ending May 2, 1999 as shown by the report and exhibits consisting of 17 pages and containing the following as indicated:

         [X]      Monthly Reporting Questionnaire (Attachment 1)

         [X]      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

         N/A      Summary of Accounts Receivable (Form OPR-3)

         [X]      Schedule of Postpetition Liabilities (Form OPR-4)

         [X]      Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:  6-2-99         DEBTOR - IN - POSSESSION
      -------
                      By:             /s/
                                      ----------------------------------------

                      Name and Title: TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                      ----------------------------------------

                      Address:        7100 SERVICE MERCHANDISE DRIVE
                                      ----------------------------------------
                                      BRENTWOOD, TENNESSEE 37027
                                      ----------------------------------------
                      Telephone No:   660-3477
                                      ----------------------------------------

NOTE: On March 15, 1999, an involuntary bankruptcy petition was filed against Service Merchandise Company, Inc. ("SMC"). On March 27, 1999 SMC and 31 of its affiliates filed voluntary Chapter 11 petitions. This consolidated report includes the period March 16, 1999 through March 26, 1999 so at to include the "gap period" for SMC.

CHAPTER 11                                                Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999


1. Payroll

                                                                                       WAGES                         TAXES
 OFFICERS                                          TITLE                       GROSS           NET            DUE            PAID

SAM CUSANO             CHIEF EXECUTIVE OFFICER                              406,573.28      278,234.67      4,590.42      118,635.58
STEVE MOORE            SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                       OFFICER, GENERAL COUNSEL & SECRETARY                  60,635.26       38,064.56      2,047.22       16,503.49
TOM GARRETT            SENIOR VICE PRESIDENT & CFO                           78,941.47       53,602.49      1,682.46       19,028.37
STEVE MCCANN           SENIOR VICE PRESIDENT, FINANCE & CHIEF
                       ACCOUNTING OFFICER                                    57,775.34       34,863.19      1,391.45       16,045.88
GARY SEASE             SENIOR VICE PRESIDENT, LOGISTICS                      44,578.56       25,876.93      1,987.80       11,477.30
CHARLES SEPTER         PRESIDENT & CHIEF OPERATING OFFICER                  568,645.48      393,068.08      3,246.93      166,404.29
KENNETH BRAME          SENIOR VICE PRESIDENT, INFORMATION
                       SERVICES & CHIEF INFORMATION OFFICER                  40,927.11       25,136.51      1,690.35       10,608.39
ROBERT J. PINDRED      VICE PRESIDENT AND TREASURER                           5,785.75        4,277.84        825.46          682.45
SANDRA CARY            VICE PRESIDENT, ASST. TAX : FIN                       19,264.90       13,377.66        524.69        5,174.45
J0E M. ELLIOTT         AVP, PROPERTY ADMINISTRATION                          19,133.64       11,766.29        505.47        4,521.73
ERIC KOVATS            VICE PRESIDENT, REGIONAL: STORG.                      25,379.02       15,662.13      1,193.09        6,258.78

The associates listed below received a bonus which is included in the amounts above.:

SAM CUSANO                      322,000.00
CHARLES SEPTER                  500,000.00
STEVE MOORE                      15,587.30
TOM GARRETT                      38,217.47
STEVE MCCANN                     19,599.76
SANDRA CARY                       5,769.24
JOE M. ELLIOTT                    4,798.41

CHAPTER 11                                                Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

2.  INSURANCE

                                                                 COVERAGE       POLICY       EXPIRATION      PREMIUM  DATE COVERAGE
TYPE                           NAME OF CARRIER                    AMOUNT        NUMBER          DATE         AMOUNT     PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------

Property                       Security Ins Co of Hartford     $5 Million      CCIPW12011       5/1/00      $921,750      5/1/00
                               Commonwealth                    $5 Million      US2387           5/1/00      $ 92,419      5/1/00
                               Westchester Fire                $15 Million     1XA394310        5/1/00      $ 75,000      5/1/00
                               Allianz Insurance Co            $12 Million     CLP1034720       5/1/00      $ 30,000      5/1/00
                               TIG Insurance Co                $13 Million     XPT38797554      5/1/00      $ 32,500      5/1/00
                               Westchester Fire                $30 Million     1XA394311        5/1/00      $ 15,000      5/1/00
                               Allianz Insurance Co            $12 Million     CLP1034720       5/1/00      $ 22,500      5/1/00
                               Allianz Insurance Co            $25 Million     CLP1034720       5/1/00      $ 10,000      5/1/00

Boiler & Machinery             Hartford Steam Boiler           $10 Million     BMTBD            5/1/00      $ 11,900      5/1/00

Transit                        Security Ins Co of Hartford     $1 Million      CCIMG72820       5/1/00      $ 10,000      5/1/00

Ocean Cargo                    Phoenix Assurance Co of NY      $10 Million     CR37211          5/1/00      $ 40,000      5/1/00

Special Crime                  Reliance Insurance Co           $25 Million     NFK1951937       5/1/02      $ 13,458      5/1/02

Crime                          National Union Fire Ins Co      $10 Million     858-0797         3/1/00      $ 56,505      3/1/00

Fiduciary                      National Union Fire Ins Co      $10 Million     267-81-30        3/1/00      $ 19,462      3/1/00

Employment Practices           Chubb Insurance Co              $10 Million     81278901A        3/1/00      $221,575      3/1/00
Liability                      Royal Insurance Co              $10 Million     PSF000010        3/1/00      $ 88,200      3/1/00

Directors & Officers           Continental Insurance Co        $10 Million     300714943        3/1/01      $453,500      3/1/01
                               Chubb Insurance Co              $10 Million     81278902-A       3/1/01      $266,666      3/1/01
                               Royal Insurance Co              $10 Million     PSF000009        3/1/01      $133,000      3/1/01

Umbrella                       Federal Insurance Co            $50 Million     79763295         1/1/02      $ 79,196      1/1/02
Excess Liability               American Guarantee & Liab       $50 Million     EUO2876107-01    1/1/02      $ 25,000      1/1/02

International                  Cigna Insurance Co              $1 Million      PHFTBD           1/1/00      $  2,500      1/1/00

Punitive Damages               Chubb Atlantic Indemnity        $50 Million     PUNTBD1          1/1/00      $ 17,160      1/1/00
Punitive Damages - Excess      Zurich International Bermuda    $50 Million     PUNTBD2          1/1/00      $  5,000      1/1/00

General Liability - Va. Beach  Hartford Fire Insurance Co      $2 Million      20UENTBD         1/1/00      $  8,020      1/1/00

General Liability              Cigna Insurance Co              $5 Million      XSLG19307931     1/1/00      $ 13,225      5/30/99

Workers' Compensation          Pacific Employers Ins Co        Statutory       WLRC42316830     1/1/00      $ 17,797      5/30/99
WC Excess                      Cigna Insurance Co              Statutory       XWCO11865        1/1/00      $  1,748      5/30/99
WC Contractual Indemnity       Illinois Union Insurance Co     Statutory       CTPG19307992     1/1/00      $  4,990      5/30/99

Auto                           Pacific Employers Ins Co        $1 Million      ISAHO7569488     1/1/00      $  2,742      5/30/99

CHAPTER 11                                                Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                             $    14,750
RETAIL SAFE FUNDS                                                       $ 2,574,745

CORPORATE ACCOUNTS
FAB - SMC - CORPORATE ACCOUNTS                                          $ 7,610,007
CITIBANK OPERATING ACCOUNT                                              $   351,432
CITIBANK TAX ACCOUNT                                                    $ 1,841,110

STORE DEPOSITORY ACCOUNTS
SOCIETY NATIONAL BANK                                                   $   480,423
BANK OF BOSTON                                                          $ 1,204,048
BANK OF BOSTON CONNECTICUT                                              $   251,441
MERCANTILE BANK                                                         $   239,859
FIRST UNION                                                             $ 4,601,959
HARRIS TRUST                                                            $ 1,287,491
BANK ONE LOUISIANA                                                      $ 2,187,021
FLEET BANK                                                              $   187,437
ABN - AMRO BANK                                                         $ 1,565,321
COMERICA BANK                                                           $   278,067
AM SOUTH                                                                $ 1,378,766
BANK OF AMERICA CALIFORNIA                                              $ 1,161,198
NORWEST BANK                                                            $   639,983
FIRST AMERICAN NATIONAL BANK                                            $   583,435
DEPOSIT GUARANTY NATIONAL BANK                                          $   846,025
BANK OF OKLAHOMA                                                        $   301,162
CHASE BANK OF TEXAS                                                     $ 4,435,640
SINGLE STORE DEPOSITORY ACCOUNTS                                        $ 1,018,018
FIRST NATIONAL BANK OF MARYLAND                                         $   119,795

FIFTH THIRD BANK                                                        $    77,725
WELLS FARGO BANK                                                        $   979,576
NATIONSBANK                                                             $ 1,654,577
NBD                                                                     $   689,640
PNC BANK                                                                $   841,179

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)
TOTAL                                                                   $21,852,613

OTHER DEPOSITORY ACCOUNTS
FOUNTAINHEAD FUNDING ACCOUNT (EMPLOYEE HEALTHCARE CLAIMS)               $   106,134
OTHER CASH ACCOUNTS                                                     $   368,879

INVESTMENT ACCOUNTS
SER PLUS ASSURANCE GOLDMAN SACHS INVESTMENT                             $ 5,969,800

TOTAL CASH & CASH EQUIVALENTS PER GENERAL LEDGER                        $67,699,257

CHAPTER 11                                                Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

4. Payments to Professionals March 16, 1999 through May 2, 1999

Vendor #                 Vendor Name                            Check Amt.   Check Date      Check #
-----------------------------------------------------------------------------------------------------

6985       Bass, Berry & Sims, PLC                            $   175,000.00   3/23/99      B0015479
50995      Brann & Issacson, LLP                              $     2,437.19   3/23/99      40003579
99486      DJM Asset Management LLC                           $    35,000.00   4/2/99       13000551
99486      DJM Asset Management LLC                           $   103,000.00   4/15/99      B0016530
79108      Ernst & Young LLP                                  $   100,000.00   3/26/99      B0015931
99454      Harwell, Howard, Hyne, Gabbert & Manner, P.C.      $     9,102.90   3/25/99      B0015789
99454      Harwell, Howard, Hyne, Gabbert & Manner, P.C.      $    10,000.00   3/26/99      B0015934
99104      Jay Alix & Associates                              $    96,961.47   3/19/99      B0015349
99104      Jay Alix & Associates                              $   250,126.88   3/26/99      B0015955
99391      Otterbourg, Steindler, Houston & Rosen, P.C.       $   100,000.00   3/26/99      B0015933
98818      Resources Connection LLC Corp                      $    13,620.00   3/25/99      B0015904
98818      Resources Connection LLC Corp                      $     8,475.00   4/20/99      13002344
98818      Resources Connection LLC Corp                      $     2,550.00   4/27/99      13003199
99459      Robert L. Berger & Associates                      $    50,000.00   3/26/99      B0015956
99459      Robert L. Berger & Associates                      $    29,727.94   4/16/99      B0016566
71403      Seyfarth, Shaw, Fairweather & Geraldson            $     1,721.98   3/23/99      40003580
99445      SGO Joint Venture                                  $    20,637.14   3/18/99      40003506
99445      SGO Joint Venture                                  $    15,351.60   3/19/99      40003511
99445      SGO Joint Venture                                  $   103,634.85   3/22/99      40003533
99445      SGO Joint Venture                                  $    32,807.02   3/23/99      40003552
99445      SGO Joint Venture                                  $    25,517.13   3/24/99      B0015555
99445      SGO Joint Venture                                  $    61,911.30   3/25/99      B0015708
99445      SGO Joint Venture                                  $   112,020.45   3/26/99      B0015879
99445      SGO Joint Venture                                  $   467,114.07   3/31/99      B0016018

Vendor #                 Vendor Name                            Check Amt.   Check Date      Check #
-----------------------------------------------------------------------------------------------------
99445      SGO Joint Venture                                  $   314,159.49   4/5/99       B0016165
99445      SGO Joint Venture                                  $   129,946.14   4/6/99       B0016208
99445      SGO Joint Venture                                  $   113,240.46   4/8/99       13000917
99445      SGO Joint Venture                                  $    88,635.56   4/8/99       13000942
99445      SGO Joint Venture                                  $   132,337.70   4/9/99       13001103
99445      SGO Joint Venture                                  $   400,923.33   4/12/99      13001289
99445      SGO Joint Venture                                  $    72,094.84   4/13/99      13001506
99445      SGO Joint Venture                                  $    87,845.13   4/14/99      13001659
99445      SGO Joint Venture                                  $    74,008.43   4/15/99      13001862
99445      SGO Joint Venture                                  $   149,848.32   4/16/99      13002156
99445      SGO Joint Venture                                  $   392,764.28   4/19/99      13002258
99445      SGO Joint Venture                                  $   137,249.23   4/20/99      13002346
99445      SGO Joint Venture                                  $    89,185.70   4/21/99      13002491
99445      SGO Joint Venture                                  $    69,600.63   4/22/99      13002574
99445      SGO Joint Venture                                  $   103,692.80   4/23/99      13003022
99445      SGO Joint Venture                                  $   221,627.90   4/26/99      13003109
99445      SGO Joint Venture                                  $    50,585.68   4/27/99      13003207
99445      SGO Joint Venture                                  $    56,582.11   4/28/99      13003335
99445      SGO Joint Venture                                  $    98,404.70   4/29/99      13003531
99445      SGO Joint Venture                                  $   103,108.30   4/30/99      13003631
99444      Sitrick and Company                                $   110,000.00   3/24/99      B0015554
98378      Skadden, Arps, Slate, Meagher, & Flom              $   500,000.00   3/26/99      B0015932
99329      The Aegis Group                                    $    19,421.82   3/17/99      40003490

CHAPTER 11                                            Attachment 1 (Page 3 & 4)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
MONTH OF: MARCH 16, 1999 THROUGH MAY 2, 1999

RECEIPTS AND DISBURSEMENTS
March 16, 1999 - May 2, 1999
(Dollars in Thousands)

                                             Actual     Actual    Actual    Actual    Actual    Actual      Actual     Total

                                  Monday     3/16/99    3/22/99   3/29/99   4/5/99    4/12/99   4/19/99     4/26/99   3/16/99
                                  Sunday     3/21/99    3/28/99   4/4/99    4/11/99   4/18/99   4/25/99     5/2/99    5/7/99
                                            ---------------------------------------------------------------------------------

Receipts:
   Sales Receipts                             27,703     50,534    49,629    49,785    58,401     61,791     45,147   342,990
   Miscellaneous Receipts                      7,521     21,192       285        --        --         --         --    28,998
                                            ---------------------------------------------------------------------------------
   Total Available collections              $ 35,224    $71,726   $49,914   $49,785   $58,401   $ 61,791    $45,147  $371,988


Disbursements:
   Merchandise disbursements                $ 18,482    $36,327   $13,352   $10,947   $16,149   $ 14,466    $13,923  $123,646
   Non-merchandise disbursements              21,547     26,838    18,123    29,499    22,387     55,216     26,171   199,781
                                            ---------------------------------------------------------------------------------
Total Disbursements:                        $ 40,029    $63,165   $31,475   $40,446   $38,536   $ 69,682    $40,094  $323,427
                                            ---------------------------------------------------------------------------------

Change in cash                              $ (4,805)   $ 8,561   $18,439   $ 9,339   $19,865   $ (7,891)   $ 5,053  $ 48,561
                                            ---------------------------------------------------------------------------------

FORM OPR - LAND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balanced Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

                                                    March 15,           May 2,
                                                      1999               1999
                                                   ----------         ----------
ASSETS
Current Assets:
  Cash and cash equivalents                        $   53,888         $   67,699
  Accounts receivable                                  36,024             31,344
  Refundable income taxes                              18,400
  Inventories                                         795,327            649,836
  Prepaid expenses and other assets                    45,924             44,471
                                                   ----------         ----------

  TOTAL CURRENT ASSETS                                949,564            793,350

  Net property and equipment - owned                  430,365            404,513
  Net property and equipment - leased                  20,296             19,620
  Other assets and deferred charges                    65,394             48,928
                                                   ----------         ----------

  TOTAL ASSETS                                     $1,465,620         $1,266,411
                                                   ==========         ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
  Notes payable                                    $  173,003         $  132,994
  Trade Accounts payable                                6,927              9,504
  Accrued expenses                                    110,562            131,960
  State & Local Sales Tax                              14,767             16,704
  Income taxes                                          7,631              7,631
  Current maturities long-term debt                     1,500              1,000
                                                   ----------         ----------

  TOTAL CURRENT LIABILITIES                           314,391            299,794

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

Long Term Liabilities:
     Accrued restructuring-Noncurrent
     Long-term debt                                       148,500        99,000

Liabilities Subject To Compromise
     Restructure                                          296,768        93,834
     Capital Lease Obligations                             48,155        47,433
     Long Term Debt                                       489,120       465,317
     Accounts Payable                                     201,812       190,580
     Accrued Expense                                       72,372        71,509
                                                       ----------    ----------
Liabilities Subject To Compromise                       1,108,227       868,673

     TOTAL LIABILITIES                                  1,571,117     1,267,467
                                                       ----------    ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY
     Common Stock                                          50,134        50,084
     Additional paid-in-capital                             7,302         7,027
     Deferred Compensation                                 (1,652)       (1,353)
     Accumulated other comprehensive income                  (869)         (869)
     Retained Earnings                                   (160,412)      (55,945)
                                                        ---------     ---------
     Shareholders' equity                                (105,497)       (1,056)

     TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY        $1,465,620     $1,266,411
                                                       ==========     ==========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended:  05/02/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  05/02/99
FORM OPR-4

                                                 Total                          current
                                               ------------                  -------------

Trade Accounts Payable (Merchandise)           $  9,504,275                  $  9,504,275




                                                 Total                          current
                                               ------------                  -------------

Expense & other payables                       $131,960,261                  $131,960,261

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                         Date       Date         Total           0-30
                  TAXES PAYABLE                        Incurred     Due           Due            Days
                                                      ------------------------------------------------------

Federal Income Tax                                **  Various    Various          7,700,791       7,700,791

State Income Tax                                      Various    Various            (69,791)        (69,791)
                                                                            --------------------------------

                                         SUBTOTAL                                 7,631,000       7,631,000
                                                                            --------------------------------


Sales/Use Tax                             SUBTOTAL    Various    Various         16,703,687      16,703,687
                                                                            --------------------------------


Personal Property Tax                              *  Various    Various            124,362         124,362

Real Estate Taxes                                  *  Various    Various          3,276,789       3,276,789

Inventory Taxes                                    *  Various    Various            251,526         251,526

Gross Receipts/Bus Licenses                        *  Various    Various           (132,999)       (132,999)

Franchise Taxes                                    *  Various    Various             29,007          29,007
                                                                            --------------------------------

                                         SUBTOTAL                                 3,548,685       3,548,685
                                                                            --------------------------------


                                                                            ================================
               TOTAL TAXES PAYABLE                                               27,883,372      27,883,372
                                                                            ================================

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MARCH 16, 1999 THROUGH MAY 2, 1999

SCHEDULE OF POST PETITION LIABILITIES
Month Ended:  05/02/99
FORM OPR-4



                                                                      TOTAL DUE
                                     DATE                              (5/2/99
                                    INCURRED        DATE DUE          Balance         0 - 30 DAYS
POSTPETITION SECURED DEBT
Revolver Borrowings                  3/27/99         6/30/01          $132,994          $132,994
Facility Standby L/C's               3/27/99         6/30/01            39,374                 -
Facility Trade L/C's                 3/27/99         6/30/01            15,637                 -
Term Loans                           3/27/99         6/30/01           100,000           100,000
                                                                      ---------
Total Extensions of Credit                                             288,005

POSTPETITION UNSECURED DEBT                                                  -

ACCRUED INTEREST PAYABLE                                                   427

                                                                                  ACTIVITY
                                                                               MARCH 16, 1999
                                                                                   THROUGH
                                                                                 MAY 2, 1999
                                                                               ----------------

Net Sales                                                                          $ 326,623

Costs of merchandise sold and buying and occupancy expense                           289,759
                                                                                   ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses         36,864

Selling, General and Administrative Expenses:
     Net Employment Expense                                                           47,664
     Net Advertising                                                                  16,662
     Banking and Other Fees                                                            4,000
     Real Estate and Other Taxes                                                       4,535
     Supplies                                                                          1,833
     Communication and Equipment                                                       1,281
     Travel                                                                              845
     Security and Other Services                                                         915
     Legal and Professional                                                            2,654
     Insurance                                                                           434
     Miscellaneous                                                                       187
     Credit Card Services                                                             11,464
                                                                                   ---------
Total Selling, General and Administrative Expenses                                    92,475

Other income, net                                                                        (10)

**Restructuring charge                                                              (131,791)

Depreciation and amortization                                                          5,592
                                                                                   ---------

Earnings (loss) before interest, reorganization items, and income tax                 70,599

Interest expense - debt                                                                7,466
Interest expense - capitalized leases                                                    556
                                                                                   ---------

Earnings (loss) before reorganization items, and income tax                           62,577

Reorganization Items:
     *1997 Restructure 502 (b) (6) Reversal                                          (45,968)
     Legal and Professional                                                            4,077
                                                                                   ---------
          Total Reorganization Items                                                 (41,891)

Earnings (loss) before income tax                                                    104,468
     Income tax benefit                                                                    0
                                                                                   ---------
Net earnings (loss)                                                                $ 104,468
                                                                                   =========


* In connection with the Chapter 11 Cases, a $45.9 million change in estimate was made to reflect the reduction allowed under Section 502 (b) (6) of the Bankruptcy Code.

** In connection with the Chapter 11 Cases, a $158.0 million change in estimate was made to reflect the reduction allowed under Section 502 (b) (6) of the Bankruptcy Code.